UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

U.S. Bond Enhanced Index Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Fixed income prices continued to rise over the past year as nervous investors sought out the perceived “safe haven” of the U.S. bond market. Unlike in 2008, however, conditions were not so dire as to cause investors to shun riskier fixed income securities. Investment-grade corporate bonds fared particularly well over the period, and other issues with some degree of credit risk also saw good gains. Your highly diversified fund recorded a decent gain over the past six and 12 months, and we are happy to report that our efforts to compensate for fund expenses through slight variations from our benchmark were successful.

Your fund returned 2.97% in the six months ended October 31, 2012, outpacing the 2.75% return of the unmanaged Barclays U.S. Bond Aggregate Index; over the past 12 months, the fund returned 5.42%, again surpassing the 5.25% return of the benchmark. The fund’s net asset value increased by $0.17 over the past six months, while dividends of $0.17 per share remained constant.

ECONOMY AND INTEREST RATES

Investors faced another challenging global economic environment over the last 12 months. The European sovereign debt crisis remained a primary factor driving volatility. Fears of a Greece exit from the European Union and increased concerns over the fiscal outlook for Spain and other peripheral countries led to worries over the summer that the eurozone might collapse. The deepening crisis led European Central Bank President Mario Draghi to state on July 26 that the ECB would do “whatever it takes” to save the euro, and in early September, the ECB announced a conditional plan to buy short-term sovereign debt to keep borrowing costs at manageable levels. Once again, fears over Europe helped drive investors to the “safe haven” of the U.S. Treasury market, helping Treasury yields to reach record lows.

While helping to keep borrowing costs low in the U.S., Europe’s problems threatened the momentum of the U.S. economic recovery by weakening exports and undermining business confidence. Although monthly job gains were strong at the start of the year, the labor market suffered yet another springtime slump, and employment gains fell sharply into the summer. Heightened business caution also appeared in weak data on durable goods orders and industrial production, and retail sales declined as consumer confidence retreated. Finally, investment and spending seemed to be hampered by growing worries about political gridlock in Washington and the possibility that the U.S. might go over a “fiscal cliff” of steep spending cuts and tax increases if an agreement on deficit reduction measures was not reached by the end of the year.

With the labor market failing to gain traction, the Federal Reserve extended its program of long-term bond purchases and announced a third round of quantitative easing (more commonly called QE3) in September. In what was widely interpreted as a victory for the “doves”—or those Fed officials willing to accept the risk of higher inflation in order to bring down the unemployment rate—the central bank announced that it would begin buying $40 billion worth of agency mortgage-backed securities (MBS) every month. Significantly, the Fed set no expiration date on its buying program but rather indicated that it would continue making asset purchases as long as “the outlook for the labor market does not improve substantially.” The Fed also extended its policy rate guidance by half a year, anticipating that “exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.”

Interest rates reached the lowest levels on record during our reporting period. The benchmark 10-year Treasury note fell to 1.39% in mid-July before moving marginally higher later in our reporting period as conditions in Europe appeared to stabilize. While very low yields served the Fed’s purpose of lowering borrowing costs and pushing investors into higher-risk securities, those seeking short-term, risk-free income continued to see negligible returns from their investments.

MARKET NEWS

Many of the same dynamics that drove fixed income markets in the first half of our fiscal year carried over into the second half. Treasury bonds again recorded modest gains as fears about Europe and Fed purchases boosted demand and offset long-term inflation worries. Investors continued to be rewarded for accepting more risk, and investment-grade corporate bonds performed particularly well. The same search for yield, along with a shortage of new issues relative to strong demand, helped commercial mortgage-backed securities (CMBS), a small part of the overall market, record another round of solid gains. Asset-backed securities, another small segment, saw modest gains as increasing issuance was met with healthy demand by investors looking for a higher-yielding alternative to holding cash. MBS, the largest segment of the investment-grade bond market, saw positive returns as the Federal Reserve began to buy agency-backed issues. Federal housing policy helped encourage more homeowners to refinance, however, which resulted in a rising number of prepayments and muted the returns of MBS somewhat.

PORTFOLIO REVIEW

The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Barclays U.S. Aggregate Bond Index after fees, but we attempt to compensate for fund expenses by seeking modest additional returns through small variations in sector weightings. To a lesser extent, typically, we also employ what is referred to as “curve positioning” or “duration management”—adjustments in the mix of maturities of our holdings based on our view of interest rates. We are happy to report that our sector allocation efforts more than compensated for expenses over the past year.

Over the past few years, the fund has maintained a mild underweight in Treasuries. Although we do not anticipate a sell-off that would see a dramatic reversal in record-low Treasury yields, we expect that yields will eventually move back toward their long-term averages. In particular, the massive borrowing needs of the U.S. government should eventually push yields higher as the global economy stabilizes. Our underweight in Treasuries boosted results in the period, particularly as yields climbed higher in the summer and fall.

Conversely, we have small overweight positions in a number of credit-sensitive sectors. In particular, our emphasis on investment-grade corporate bonds and CMBS boosted results as investors spurned very low Treasury yields and sought out higher yields in riskier segments—a key rationale behind the Federal Reserve’s purchases of long-term government bonds. Our security selection within those segments detracted a bit from results, however. Our focus on higher-quality issues did not fit with the “risk on” environment, which saw investors prefer lower-quality assets.

As noted above, our duration positioning—or the mix of maturities held in the portfolio, which governs how much the fund responds to changes in interest rates—is typically a secondary part of our efforts to add value and compensate for fund expenses. Our emphasis on shorter-term securities detracted modestly from results, as longer-term issues outperformed.

OUTLOOK

Technical factors remain strong in most fixed income markets. The Fed’s QE3 program and similar moves by the ECB and other central banks should continue to drive healthy demand for most credit-sensitive assets. Fundamentals also remain sound overall, with corporate balance sheets generally strong and default rates low. With yields on many types of issues hovering near all-time lows, however, valuations are stretched, and investors would do well to prepare for rising yields as the global economy adjusts and credit markets slowly normalize. As always, we believe that such a highly uncertain environment is a good argument for maintaining a highly diversified portfolio, such as the U.S. Bond Enhanced Index Fund.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

November 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 11.53	$ 11.38	$ 10.98	$ 10.03	$ 10.46
Investment activities					
Net investment income(1)	0.29	0.35	0.42	0.47	0.50
Net realized and unrealized gain (loss)	0.32	0.18	0.41	0.96	(0.43)(2)
Total from investment activities	0.61	0.53	0.83	1.43	0.07
Distributions					
Net investment income	(0.34)	(0.38)	(0.43)	(0.48)	(0.50)
Net realized gain	(0.04)	–	–	–	–
Total distributions	(0.38)	(0.38)	(0.43)	(0.48)	(0.50)
NET ASSET VALUE					
End of period	**$ 11.76**	**$ 11.53**	**$ 11.38**	**$ 10.98**	**$ 10.03**

Ratios/Supplemental Data

Total return(3)	**5.42%**	**4.83%**	**7.71%**	**14.46%**	**0.56%**
Ratio of total expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.52%	3.05%	3.75%	4.45%	4.74%
Portfolio turnover rate	131.7%(4)	112.8%(4)	33.9%	25.7%	66.2%(4)
Portfolio turnover rate, excluding mortgage dollar roll transactions	102.7%	96.6%	33.9%	25.7%	59.8%
Net assets, end of period (in millions)	$ 865	$ 1,189	$ 615	$ 450	$ 297

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(4) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 25.7%		
FINANCIAL INSTITUTIONS 9.7%		
Banking 6.2%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	450	463
American Express, 8.125%, 5/20/19	590	796
American Express Credit, 5.875%, 5/2/13	150	154
American Express Credit, 7.30%, 8/20/13	175	184
Australia & New Zealand Banking, 3.70%, 1/13/15 (1)	250	262
Banc One, 7.625%, 10/15/26	4	5
Bank of America, 1.50%, 10/9/15	1,000	1,000
Bank of America, 3.625%, 3/17/16	550	584
Bank of America, 3.75%, 7/12/16	560	600
Bank of America, 6.00%, 10/15/36	300	366
Bank of America, 7.375%, 5/15/14	450	492
Bank of New York Mellon, 1.50%, 1/31/14	300	304
Bank of New York Mellon, 1.70%, 11/24/14	1,200	1,227
Bank of New York Mellon, 5.45%, 5/15/19	340	406
Bank of Nova Scotia, 2.55%, 1/12/17	950	1,005
Barclays Bank, 2.75%, 2/23/15	1,000	1,035
Barclays Bank, 5.00%, 9/22/16	275	309
Barclays Bank, 5.125%, 1/8/20	300	342
Barclays Bank, 6.75%, 5/22/19	200	246
BB&T, 2.05%, 4/28/14	600	613
BB&T, 5.25%, 11/1/19	200	231
BB&T, 5.70%, 4/30/14	300	322
BNP Paribas, 3.60%, 2/23/16	400	424
BPCE, 2.375%, 10/4/13 (1)	700	701
Capital One Bank, 6.50%, 6/13/13	300	310
Capital One Financial, 2.125%, 7/15/14	540	551
Citigroup, 4.587%, 12/15/15	1,550	1,693

Citigroup, 5.50%, 4/11/13	200	204
Citigroup, 5.50%, 10/15/14	475	514
Citigroup, 5.85%, 7/2/13	300	310
Citigroup, 5.875%, 1/30/42	850	1,050
Citigroup, 6.375%, 8/12/14	200	218
Citigroup, 6.50%, 8/19/13	300	314
Commonwealth Bank of Australia, 1.90%, 9/18/17	1,200	1,225
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)	425	487
Countrywide Financial, 6.25%, 5/15/16	86	95
Credit Suisse First Boston (USA), 5.125%, 1/15/14	500	523
Deutsche Bank AG/London, 3.875%, 8/18/14	225	237
Fifth Third Bancorp, 3.625%, 1/25/16	1,000	1,077
Goldman Sachs, 3.625%, 2/7/16 (2)	1,150	1,214
Goldman Sachs, 3.70%, 8/1/15	350	371
Goldman Sachs, 5.625%, 1/15/17	400	443
Goldman Sachs, 6.00%, 5/1/14	155	166
Goldman Sachs, 6.15%, 4/1/18	1,525	1,790
Goldman Sachs, 6.75%, 10/1/37	455	499
Goldman Sachs Capital I, 6.345%, 2/15/34	50	51
HSBC Bank USA, 5.875%, 11/1/34	550	645
HSBC Holdings, 5.25%, 12/12/12	100	100
HSBC USA, 2.375%, 2/13/15	1,500	1,552
JPMorgan Chase, 1.875%, 3/20/15	1,100	1,119
JPMorgan Chase, 3.15%, 7/5/16	1,000	1,058
JPMorgan Chase, 4.625%, 5/10/21	900	1,014
JPMorgan Chase, 4.65%, 6/1/14	375	395
JPMorgan Chase, 4.75%, 5/1/13	175	179
JPMorgan Chase, 4.875%, 3/15/14	210	221
JPMorgan Chase, 5.75%, 1/2/13	130	131
JPMorgan Chase, 6.30%, 4/23/19	295	362

KeyCorp, 3.75%, 8/13/15	500	538
Lloyds TSB Bank, 4.875%, 1/21/16	250	275
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	600	634
Merrill Lynch, 5.00%, 1/15/15	1,200	1,286
Merrill Lynch, 6.40%, 8/28/17	400	472
Merrill Lynch, 6.875%, 4/25/18	200	241
Merrill Lynch, 6.875%, 11/15/18	65	78
Merrill Lynch, 7.75%, 5/14/38	150	196
Morgan Stanley, 3.80%, 4/29/16	1,405	1,458
Morgan Stanley, 4.00%, 7/24/15	300	314
Morgan Stanley, 4.75%, 4/1/14 (2)	975	1,011
Morgan Stanley, 6.25%, 8/9/26	175	203
National Australia Bank, 3.00%, 7/27/16 (1)	1,400	1,465
Nordea Bank, 4.875%, 5/13/21 (1)	800	848
PNC Bank, 4.875%, 9/21/17	250	287
PNC Funding, 6.70%, 6/10/19	300	387
Regions Financial, 5.75%, 6/15/15	205	223
Royal Bank of Canada, 1.45%, 10/30/14	1,700	1,729
Royal Bank of Scotland, 2.55%, 9/18/15	750	767
Royal Bank of Scotland, 4.375%, 3/16/16	300	326
Royal Bank of Scotland, 5.625%, 8/24/20	550	642
Societe Generale, 2.50%, 1/15/14 (1)	460	457
SunTrust Banks, 3.60%, 4/15/16	200	214
Svenska Handelsbanken, 4.875%, 6/10/14 (1)	400	422
Toronto-Dominion Bank, 2.50%, 7/14/16	1,080	1,141
U.S. Bancorp, 2.20%, 11/15/16	1,200	1,253
U.S. Bancorp, 4.20%, 5/15/14	430	454
U.S. Bank, 4.95%, 10/30/14	200	216
UBS Stamford, 2.25%, 8/12/13	250	253
UBS Stamford, 2.25%, 1/28/14	300	305

Financial Other 0.0%		
CME Group, 5.40%, 8/1/13	300	311
		311
Insurance 1.4%		
ACE INA Holdings, 5.70%, 2/15/17	150	177
ACE INA Holdings, 5.90%, 6/15/19	150	186
Allstate, 6.125%, 12/15/32	150	192
American International Group, 4.25%, 9/15/14	1,500	1,584
Berkshire Hathaway, 1.90%, 1/31/17	825	851
Berkshire Hathaway Finance, 5.40%, 5/15/18	300	362
CNA Financial, 5.875%, 8/15/20	600	701
Markel, 7.125%, 9/30/19	425	516
MetLife Global Funding I, 1.70%, 6/29/15 (1)	715	727
MetLife Global Funding I, 5.125%, 6/10/14 (1)	160	171
New York Life Global Funding, 2.45%, 7/14/16 (1)	1,350	1,405
Principal Financial Group, 8.875%, 5/15/19	225	299
Principal Life Global Funding I, 5.25%, 1/15/13 (1)	100	101
Prudential Financial, 3.00%, 5/12/16	1,000	1,059
Prudential Financial, 5.40%, 6/13/35	375	422
Prudential Financial, 6.20%, 1/15/15	90	99
Reinsurance Group of America, 5.00%, 6/1/21	905	1,008
The Travelers Companies, 6.25%, 6/15/37	225	307
UnitedHealth Group, 0.85%, 10/15/15	160	161
UnitedHealth Group, 1.875%, 11/15/16	220	227
UNUM Group, 5.625%, 9/15/20	150	172
WellPoint, 6.00%, 2/15/14	1,000	1,067
		11,794
Real Estate Investment Trusts 0.8%		
AMB Property, 4.50%, 8/15/17	300	328

AMB Property, 6.625%, 12/1/19	355	428
Arden Realty, 5.25%, 3/1/15	115	124
AvalonBay Communities, 5.70%, 3/15/17	300	354
AvalonBay Communities, 5.75%, 9/15/16	110	128
Camden Property Trust, 4.625%, 6/15/21	1,000	1,130
Duke Realty, 6.25%, 5/15/13	134	138
ERP Operating, 5.25%, 9/15/14	125	135
ERP Operating, 5.375%, 8/1/16	105	120
Hospitality Properties Trust, 7.875%, 8/15/14	350	378
Kilroy Realty, 5.00%, 11/3/15	600	651
Regency Centers, 5.875%, 6/15/17	1,025	1,186
Simon Property Group, 2.15%, 9/15/17	650	679
Simon Property Group, 5.75%, 12/1/15	650	737
Simon Property Group, 10.35%, 4/1/19	100	144
WEA Finance, 7.50%, 6/2/14 (1)	290	318
		6,978
Total Financial Institutions		84,152
INDUSTRIAL 13.1%		
Basic Industry 1.3%		
Air Products & Chemicals, 2.00%, 8/2/16	1,000	1,043
Air Products & Chemicals, 4.15%, 2/1/13	175	177
Allegheny Technologies, 5.95%, 1/15/21	1,065	1,189
ArcelorMittal, 5.375%, 6/1/13	325	332
Barrick Gold, 1.75%, 5/30/14	370	376
Barrick Gold, 5.80%, 11/15/34	800	928
Carpenter Technology, 5.20%, 7/15/21	1,300	1,366
Du Pont de Nemours, 5.00%, 1/15/13	50	50
Du Pont de Nemours, 5.25%, 12/15/16	1,200	1,401
Ecolab, 2.375%, 12/8/14	665	689

Lubrizol, 5.50%, 10/1/14	200	218
Newmont Mining, 6.25%, 10/1/39	400	494
Praxair, 5.25%, 11/15/14	350	382
Rio Tinto Finance, 6.50%, 7/15/18	325	407
Rio Tinto Finance, 8.95%, 5/1/14	315	353
Teck Resources, 6.00%, 8/15/40	600	668
Vale Overseas, 4.375%, 1/11/22	470	502
Vale Overseas, 6.875%, 11/21/36	560	691
		11,266
Capital Goods 1.0%		
Caterpillar Financial Services, 1.125%, 12/15/14	815	826
Caterpillar Financial Services, 4.75%, 2/17/15	175	191
Danaher, 1.30%, 6/23/14	300	304
Holcim, 6.00%, 12/30/19 (1)	500	559
Honeywell International, 5.30%, 3/1/18	100	121
John Deere Capital, 5.50%, 4/13/17	1,000	1,177
Lockheed Martin, STEP, 5.72%, 6/1/40	63	79
Lockheed Martin, 6.15%, 9/1/36	100	131
Lockheed Martin, 7.65%, 5/1/16	250	303
Raytheon, 7.20%, 8/15/27	200	280
Republic Services, 3.80%, 5/15/18	600	666
Republic Services, 5.50%, 9/15/19	240	285
Roper Industries, 6.25%, 9/1/19	750	905
United Technologies, 5.375%, 12/15/17	700	846
United Technologies, 7.50%, 9/15/29	255	379
Waste Management, 7.375%, 5/15/29	1,000	1,331
		8,383
Communications 2.8%		
Alltel, 7.00%, 3/15/16	11	13

America Movil, 5.50%, 3/1/14	350	373
America Movil, 5.625%, 11/15/17	100	121
America Movil, 6.125%, 3/30/40	675	896
America Movil, 6.375%, 3/1/35	300	398
American Tower, 4.70%, 3/15/22	245	272
American Tower, 7.25%, 5/15/19	500	610
American Tower Trust, 5.42%, 4/15/37 (1)	500	529
AT&T, 1.60%, 2/15/17	600	615
AT&T, 5.10%, 9/15/14	1,370	1,486
AT&T, 5.35%, 9/1/40	1,121	1,363
AT&T, 6.55%, 2/15/39	250	343
AT&T Broadband, 8.375%, 3/15/13	170	175
BellSouth, 6.875%, 10/15/31	21	26
British Sky Broadcasting, 6.10%, 2/15/18 (1)	300	351
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	330	349
Comcast, 6.95%, 8/15/37	540	746
Cox Communications, 6.25%, 6/1/18 (1)	1,000	1,222
Crown Castle Towers, 6.113%, 1/15/40 (1)	50	61
DirecTV Holdings, 4.75%, 10/1/14	240	258
DirecTV Holdings, 6.35%, 3/15/40	400	478
Discovery Communications, 4.375%, 6/15/21	550	625
Discovery Communications, 5.625%, 8/15/19	175	210
Grupo Televisa, 6.625%, 1/15/40	475	642
GTP Acquisition, 4.347%, 6/15/41 (1)	210	219
NBC Universal, 3.65%, 4/30/15	1,475	1,581
NBC Universal, 4.45%, 1/15/43	500	514
News America, 6.15%, 3/1/37	515	645
News America, 7.25%, 5/18/18	150	189
Omnicom Group, 3.625%, 5/1/22	455	484
Omnicom Group, 4.45%, 8/15/20	520	592

Rogers Wireless, 6.375%, 3/1/14	300	323
SBA Tower Trust, 4.254%, 4/15/40 (1)	675	718
Telecom Italia Capital, 5.25%, 11/15/13	250	258
Telecom Italia Capital, 6.175%, 6/18/14	1,385	1,470
Telefonica Emisiones, 3.992%, 2/16/16	1,270	1,293
Telefonica Emisiones, 5.855%, 2/4/13	250	252
Time Warner Cable, 7.50%, 4/1/14	155	170
Time Warner Entertainment, 8.375%, 3/15/23	1,250	1,794
Verizon Communications, 5.50%, 2/15/18	300	366
Verizon Communications, 5.55%, 2/15/16	100	115
Verizon Communications, 6.35%, 4/1/19	350	450
Vivendi, 2.40%, 4/10/15 (1)	810	806
		24,401
Consumer Cyclical 1.8%		
American Honda Finance, 3.50%, 3/16/15 (1)	200	212
Costco Wholesale, 5.50%, 3/15/17	200	241
Daimler Finance North America, 1.875%, 9/15/14 (1)	1,120	1,136
DaimlerChrysler, 8.50%, 1/18/31	100	159
Ford Motor Credit, 2.75%, 5/15/15	2,000	2,039
Home Depot, 5.40%, 3/1/16	1,200	1,386
Hyatt Hotels, 5.75%, 8/15/15 (1)	400	438
Hyundai Capital America, 3.75%, 4/6/16 (1)	350	370
Hyundai Capital Services, 3.50%, 9/13/17 (1)	605	640
Johnson Controls, 1.75%, 3/1/14	796	808
Lowe's Companies, 5.00%, 10/15/15	250	282
McDonald's, 5.30%, 3/15/17	125	148
O'Reilly Automotive, 4.875%, 1/14/21	700	790
RCI Banque, 3.40%, 4/11/14 (1)	325	325
RCI Banque, 4.60%, 4/12/16 (1)	225	233
Staples, 9.75%, 1/15/14	150	165

Time Warner, 4.70%, 1/15/21	775	899
Toyota Motor Credit, 2.05%, 1/12/17	1,500	1,550
Wal-Mart Stores, 5.25%, 9/1/35	450	560
Walt Disney, 1.35%, 8/16/16	1,350	1,383
Wesfarmers, 2.983%, 5/18/16 (1)	1,160	1,211
Yum! Brands, 5.30%, 9/15/19	400	466
		15,441
Consumer Non-Cyclical 2.7%		
Altria Group, 4.75%, 5/5/21	1,000	1,157
Altria Group, 8.50%, 11/10/13	350	378
AmerisourceBergen, 4.875%, 11/15/19	760	885
Amgen, 5.75%, 3/15/40	900	1,102
Anheuser-Busch InBev, 6.875%, 11/15/19	500	665
Bestfoods, 6.625%, 4/15/28	5	7
Bottling Group, 4.625%, 11/15/12	100	100
Bristol-Myers Squibb, 6.80%, 11/15/26	6	8
Bunge Finance, 5.90%, 4/1/17	200	227
Bunge Limited Finance, 5.10%, 7/15/15	115	125
Bunge Limited Finance, 8.50%, 6/15/19	265	341
Cardinal Health, 5.50%, 6/15/13	140	144
Cardinal Health, 5.80%, 10/15/16	1,000	1,169
Catholic Health Initiatives, 1.60%, 11/1/17	65	65
Celgene, 1.90%, 8/15/17	1,000	1,013
Church & Dwight, 3.35%, 12/15/15	130	137
Coca-Cola Enterprises, 4.25%, 3/1/15	210	227
Diageo Capital, 5.20%, 1/30/13	225	228
Express Scripts, 3.125%, 5/15/16	1,285	1,375
Express Scripts, 6.25%, 6/15/14	180	196
General Mills, 1.55%, 5/16/14	1,000	1,016
General Mills, 5.70%, 2/15/17	200	237

Gilead Sciences, 2.40%, 12/1/14	450	466
Grupo Bimbo, 4.50%, 1/25/22 (1)	120	132
Kaiser Permanente, 3.50%, 4/1/22	445	471
Kraft Foods, 5.375%, 2/10/20	1,200	1,473
Kroger, 5.00%, 4/15/13	200	204
Kroger, 7.50%, 1/15/14	150	162
Life Technologies, 3.50%, 1/15/16	900	950
Molson Coors Brewing, 3.50%, 5/1/22	850	910
Partners Healthcare, 3.443%, 7/1/21	1,400	1,478
PepsiAmericas, 4.875%, 1/15/15	125	137
PepsiCo, 4.65%, 2/15/13	200	202
PepsiCo, 7.90%, 11/1/18	43	59
Pernod-Ricard, 4.45%, 1/15/22 (1)	1,035	1,155
Pfizer, 5.35%, 3/15/15	350	390
Philip Morris International, 6.875%, 3/17/14	350	381
Reynolds American, 7.25%, 6/1/13	1,325	1,374
Roche Holdings, 5.00%, 3/1/14 (1)	286	302
SABMiller, 6.50%, 7/15/18 (1)	150	188
SABMiller Holdings, 2.45%, 1/15/17 (1)	1,100	1,153
Sanofi Aventis, 1.625%, 3/28/14	600	610
Sysco, 5.25%, 2/12/18	125	150
		23,149
Energy 2.1%		
Apache, 4.75%, 4/15/43	900	1,059
Apache, 6.00%, 1/15/37	200	271
BP Capital Markets, 2.248%, 11/1/16	1,200	1,253
BP Capital Markets, 4.75%, 3/10/19	475	559
Canadian Natural Resources, 6.25%, 3/15/38	950	1,291
ConocoPhillips, 5.90%, 10/15/32	750	1,000
Devon Energy, 3.25%, 5/15/22	895	944

Industrial Other 0.0%		
President & Fellows of Harvard University, 3.70%, 4/1/13	300	305
		305
Technology 0.7%		
Broadcom, 2.375%, 11/1/15	120	126
Cisco Systems, 5.50%, 2/22/16	1,175	1,356
Fiserv, 3.125%, 6/15/16	300	316
Hewlett-Packard, 1.55%, 5/30/14	490	491
Hewlett-Packard, 2.625%, 12/9/14	880	896
Hewlitt-Packard, 5.40%, 3/1/17	450	493
IBM, 1.25%, 5/12/14	1,000	1,013
IBM, 6.50%, 1/15/28	11	15
IBM, 8.375%, 11/1/19	100	144
Oracle, 6.50%, 4/15/38	300	431
Xerox, 2.95%, 3/15/17	175	180
Xerox, 5.65%, 5/15/13	375	385
Xerox, 8.25%, 5/15/14	135	149
		5,995
Transportation 0.7%		
BAA Funding, 4.875%, 7/15/23 (1)	1,120	1,229
Burlington Northern Santa Fe, 4.70%, 10/1/19	525	612
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	107
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	133
Canadian National Railway, 1.45%, 12/15/16	1,000	1,023
Canadian National Railway, 6.25%, 8/1/34	95	133
Canadian Pacific Railroad, 7.25%, 5/15/19	125	157
Continental Airlines, 4.75%, 7/12/22 (2)	205	224
Delta Air Lines, ETC, 4.95%, 5/23/19	192	209
ERAC USA Finance, 2.75%, 3/15/17 (1)	410	425

ERAC USA Finance, 4.50%, 8/16/21 (1)	320	353
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	430
Norfolk Southern, 5.59%, 5/17/25	48	60
Norfolk Southern, 7.25%, 2/15/31	52	74
Norfolk Southern, 7.70%, 5/15/17	200	254
Union Pacific, 4.00%, 2/1/21	600	679
		6,102
Total Industrial		113,370
UTILITY 2.9%		
Electric 1.7%		
Alabama Power, 5.50%, 10/15/17	100	120
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	590	640
Appalachian Power, 7.95%, 1/15/20 (2)	350	478
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	147
Consolidated Natural Gas, 5.00%, 3/1/14	200	210
Dominion Resources, 5.20%, 8/15/19	810	978
Entergy Louisiana, 5.40%, 11/1/24	175	215
FirstEnergy Solutions, 4.80%, 2/15/15	260	282
Florida Power, 6.35%, 9/15/37	170	232
FPL Group Capital, 5.35%, 6/15/13	300	308
Georgia Power, 5.25%, 12/15/15	200	228
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	240	247
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	198
MidAmerican Energy, 6.125%, 4/1/36	170	221
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	150	162
Nevada Power, 6.65%, 4/1/36	400	568
Northeast Utilities, 5.65%, 6/1/13	200	206
Northern States Power, 5.25%, 7/15/35	145	180

NSTAR Electric, 4.875%, 4/15/14	100	106
Ohio Power, 5.375%, 10/1/21	450	557
Pacific Gas & Electric, 5.625%, 11/30/17	150	182
PacifiCorp, 6.25%, 10/15/37	90	126
PECO Energy, 5.35%, 3/1/18	75	91
PECO Energy, 5.95%, 10/1/36	150	202
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,500	1,589
Progress Energy, 5.625%, 1/15/16	500	571
Progress Energy, 6.30%, 4/1/38	100	140
PSEG Power, 2.75%, 9/15/16	225	236
Public Service Electric & Gas, 5.70%, 12/1/36	180	236
San Diego Gas & Electric, 6.125%, 9/15/37	170	240
Southern California Edison, 4.15%, 9/15/14	280	298
Southern California Edison, 4.65%, 4/1/15	200	219
Southern Company, 1.95%, 9/1/16	535	555
Southern Company, 4.15%, 5/15/14	90	95
Southern Power, 5.15%, 9/15/41	1,000	1,182
Tampa Electric, 6.15%, 5/15/37	700	954
Virginia Electric & Power, 6.00%, 5/15/37	250	340
West Penn Power, 5.95%, 12/15/17 (1)	200	239
Xcel Energy, 4.70%, 5/15/20	375	444
		14,222
Natural Gas 1.2%		
AGL Capital, 5.25%, 8/15/19	210	252
Atmos Energy, 8.50%, 3/15/19	105	141
Buckeye Partners, 5.50%, 8/15/19	310	337
Buckeye Partners, 6.05%, 1/15/18	140	156
DCP Midstream, 4.75%, 9/30/21 (1)	710	758
Enbridge, 4.90%, 3/1/15	150	163
Enbridge, 5.80%, 6/15/14	85	92

Enbridge Energy Partners, 5.20%, 3/15/20	225	262
Enbridge Energy Partners, 5.50%, 9/15/40	400	471
Energy Transfer Partners, 6.50%, 2/1/42	1,000	1,260
Enterprise Products Operations, 4.85%, 8/15/42	800	856
Enterprise Products Operations, 7.55%, 4/15/38	350	496
Florida Gas Transmission, 3.875%, 7/15/22 (1)	435	462
Kinder Morgan Finance, 5.70%, 1/5/16	175	191
Magellan Midstream Partners, 4.25%, 2/1/21	325	361
Magellan Midstream Partners, 6.55%, 7/15/19	85	105
NiSource Finance, 6.125%, 3/1/22	1,310	1,612
Plains All American Pipeline, 5.75%, 1/15/20	450	547
Sempra Energy, 6.50%, 6/1/16	500	593
Southeast Supply Header, 4.85%, 8/15/14 (1)	150	157
Southern California Gas, 5.75%, 11/15/35	140	183
Spectra Energy Capital, 5.65%, 3/1/20	100	120
Williams Partners, 4.125%, 11/15/20	140	155
Williams Partners, 5.25%, 3/15/20	600	706
		10,436
Other Utility 0.0%		
Veolia Environnement, 6.00%, 6/1/18	200	236
		236
Total Utility		24,894
Total Corporate Bonds (Cost $201,508)		222,416
ASSET-BACKED SECURITIES 3.2%		
Car Loan 2.2%		
Ally Auto Receivables Trust Series 2011-2, Class A4 1.98%, 4/15/16	965	991

Ally Auto Receivables Trust Series 2011-3, Class A4 1.61%, 5/16/16	2,500	2,551
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	1,355	1,355
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	365	365
BMW Vehicle Owner Trust Series 2011-A, Class A4 1.03%, 2/26/18	1,395	1,407
CarMax Auto Owner Trust Series 2010-1, Class A4 2.40%, 4/15/15	700	711
CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	1,125	1,159
CarMax Auto Owner Trust Series 2011-2, Class A4 1.35%, 2/15/17	2,475	2,517
Ford Credit Auto Lease Trust Series 2011-A, Class A4 1.34%, 9/15/14	455	459
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	916	925
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	1,455	1,481
Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	225	226
Hyundai Auto Receivables Trust Series 2011-A, Class A4 1.78%, 12/15/15	830	847
Hyundai Auto Receivables Trust Series 2011-B, Class A4 1.65%, 2/15/17	625	639

Whole Business 0.2%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	1,226	1,366
		1,366
Total Asset-Backed Securities (Cost $27,015)		27,735
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.1%		
Collateralized Mortgage Obligations 0.0%		
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	57	58
		58
Commercial Mortgage Backed Securities 4.1%		
Banc of America Commercial Mortgage Series 2005-1, Class A5, VR 5.168%, 11/10/42	545	598
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	163	163
Banc of America Commercial Mortgage Series 2007-4, Class A4, VR 5.729%, 2/10/51	700	830
Banc of America Commercial Mortgage Series 2008-1, Class A4, VR 6.205%, 2/10/51	1,315	1,605
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	18	19
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	291	304
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.712%, 9/11/38	903	1,036

Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	450	519
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,285	1,391
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4, VR 5.361%, 4/15/40	1,815	1,924
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	1,000	1,155
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.004%, 12/10/49	388	387
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.801%, 12/10/49	500	600
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	400	456
GE Capital Commercial Mortgage Series 2005-C1, Class A5, VR 4.772%, 6/10/48	2,845	3,081
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	2,000	2,263
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	1,200	1,382
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	288	304
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1, Class A3 4.719%, 1/15/38	1,955	2,023
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	181	188

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 31.2%

U.S. Government Agency Obligations 28.9% (3)

Federal Home Loan Mortgage		
3.50%, 8/1/42 - 9/1/42	4,599	4,894
4.00%, 8/1/25 - 2/1/41	15,402	16,954
4.50%, 5/1/19 - 10/1/40	12,543	13,476
5.00%, 10/1/18 - 8/1/40	6,969	7,639
5.50%, 3/1/18 - 12/1/39	3,869	4,209
6.00%, 12/1/13 - 8/1/38	1,754	1,938
6.50%, 4/1/16 - 1/1/36	563	647
7.00%, 11/1/30 - 6/1/32	5	6
7.50%, 4/1/15	1	1
Federal Home Loan Mortgage, ARM		
2.727%, 7/1/35	154	165
2.746%, 4/1/37	374	401
2.758%, 2/1/35	254	272
2.781%, 2/1/37	148	159
5.888%, 12/1/36	155	169
6.026%, 11/1/36	99	108
Federal Home Loan Mortgage, CMO, VR		
0.664%, 5/15/36	570	577
0.714%, 8/15/41	3,825	3,856
Federal National Mortgage Assn.		
3.00%, 10/1/42	4,232	4,448
3.50%, 9/1/25 - 10/1/42	17,837	19,004
4.00%, 12/1/20 - 12/1/41	37,191	39,938
4.50%, 4/1/19 - 12/1/41	39,340	42,552
5.00%, 10/1/18 - 7/1/41	26,565	29,176
5.50%, 1/1/17 - 7/1/41	22,754	25,161

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 29.0%

U.S. Government Agency Obligations 2.7% (4)

Federal Home Loan Bank, 0.50%, 11/20/15	4,500	4,505
Federal Home Loan Bank, 5.125%, 8/14/13	115	119
Federal Home Loan Bank, 5.25%, 6/18/14	2,000	2,160
Federal Home Loan Mortgage, 1.625%, 4/15/13	1,575	1,585
Federal Home Loan Mortgage, 4.50%, 7/15/13	500	515
Federal Home Loan Mortgage, 4.50%, 1/15/14	1,250	1,314
Federal National Mortgage Assn., 0.875%, 8/28/17	4,600	4,609
Federal National Mortgage Assn., 1.125%, 6/27/14	2,000	2,027
Federal National Mortgage Assn., 1.25%, 1/30/17	4,000	4,095
Federal National Mortgage Assn., 4.125%, 4/15/14	400	422
Federal National Mortgage Assn., 6.25%, 5/15/29	342	496
Federal National Mortgage Assn., 6.625%, 11/15/30	500	767
Private Export Funding, 3.55%, 4/15/13	550	558
Tennessee Valley Authority, 4.75%, 8/1/13	200	207
		23,379

U.S. Treasury Obligations 26.3%

U.S. Treasury Bonds, 3.125%, 11/15/41	600	635
U.S. Treasury Bonds, 3.50%, 2/15/39	4,200	4,792
U.S. Treasury Bonds, 3.875%, 8/15/40	2,585	3,138
U.S. Treasury Bonds, 4.25%, 5/15/39	550	708
U.S. Treasury Bonds, 4.375%, 5/15/41	13,500	17,767
U.S. Treasury Bonds, 4.50%, 2/15/36	4,770	6,330
U.S. Treasury Bonds, 4.625%, 2/15/40	695	948
U.S. Treasury Bonds, 4.75%, 2/15/41	1,100	1,531
U.S. Treasury Bonds, 5.25%, 2/15/29	1,714	2,391
U.S. Treasury Bonds, 5.50%, 8/15/28	146	208
U.S. Treasury Bonds, 6.125%, 11/15/27	543	813

U.S. Treasury Bonds, 6.25%, 5/15/30	163	254
U.S. Treasury Bonds, 6.50%, 11/15/26	100	153
U.S. Treasury Bonds, 7.25%, 5/15/16	505	625
U.S. Treasury Bonds, 7.25%, 8/15/22	235	356
U.S. Treasury Bonds, 7.50%, 11/15/16	450	574
U.S. Treasury Bonds, 8.125%, 8/15/19	590	870
U.S. Treasury Bonds, 8.50%, 2/15/20	12	18
U.S. Treasury Bonds, 8.75%, 5/15/17	275	375
U.S. Treasury Bonds, 9.25%, 2/15/16	20	26
U.S. Treasury Bonds, 9.875%, 11/15/15	180	231
U.S. Treasury Notes, 0.50%, 7/31/17	6,050	5,999
U.S. Treasury Notes, 0.875%, 1/31/17	27,350	27,658
U.S. Treasury Notes, 1.00%, 9/30/16	27,235	27,720
U.S. Treasury Notes, 1.75%, 5/31/16 (5)	33,150	34,621
U.S. Treasury Notes, 1.75%, 5/15/22	13,500	13,616
U.S. Treasury Notes, 2.00%, 2/15/22	8,485	8,777
U.S. Treasury Notes, 2.125%, 11/30/14	1,830	1,899
U.S. Treasury Notes, 2.125%, 5/31/15	13,125	13,720
U.S. Treasury Notes, 2.125%, 2/29/16	3,130	3,304
U.S. Treasury Notes, 2.125%, 8/15/21	7,000	7,358
U.S. Treasury Notes, 2.50%, 3/31/15	7,165	7,538
U.S. Treasury Notes, 2.625%, 12/31/14	1,100	1,155
U.S. Treasury Notes, 2.625%, 4/30/16	4,385	4,712
U.S. Treasury Notes, 2.625%, 11/15/20	4,000	4,389
U.S. Treasury Notes, 2.75%, 2/15/19	16,000	17,722
U.S. Treasury Notes, 3.125%, 5/15/19	250	283
U.S. Treasury Notes, 3.625%, 2/15/20	1,875	2,194
U.S. Treasury Notes, 3.625%, 2/15/21	1,315	1,546
U.S. Treasury Notes, 4.00%, 2/15/15	200	217

U.S. Treasury Notes, 4.625%, 2/15/17	250	292
		227,463
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $236,368)		250,842

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 4.6%

Government Guaranteed 0.7%

KfW, 1.25%, 10/26/15	1,000	1,020
KfW, 1.25%, 2/15/17	1,000	1,016
KfW, 2.00%, 6/1/16	1,500	1,571
KfW, 4.00%, 10/15/13	300	310
KfW, 4.00%, 1/27/20	525	609
KfW, 4.875%, 1/17/17	300	350
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	450	508
Westpac Banking, 2.90%, 9/10/14 (1)	570	595
		5,979

Local Authorities 1.0%

Hydro-Quebec, 2.00%, 6/30/16	1,200	1,254
Hydro-Quebec, 7.50%, 4/1/16	100	122
Hydro-Quebec, 8.00%, 2/1/13	11	11
Province of British Columbia, 2.85%, 6/15/15	500	531
Province of Manitoba, 2.125%, 4/22/13	550	555
Province of New Brunswick, 2.75%, 6/15/18	1,000	1,081
Province of New Brunswick, 5.20%, 2/21/17	400	473
Province of Newfoundland, 7.32%, 10/13/23	4	6
Province of Newfoundland, 8.65%, 10/22/22	4	6
Province of Ontario, 1.60%, 9/21/16	1,400	1,431
Province of Ontario, 2.30%, 5/10/16	1,500	1,580
Province of Quebec, 2.75%, 8/25/21	1,350	1,412

Province of Quebec, 4.625%, 5/14/18	140	165
Province of Quebec, 7.50%, 9/15/29	104	160
		8,787
Owned No Guarantee 1.0%		
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (1)	1,250	1,406
Codelco, 3.75%, 11/4/20 (1)	285	310
IPIC GMTN, 3.75%, 3/1/17 (1)	1,400	1,491
Mubadala Development, 5.75%, 5/6/14 (1)	250	265
Petrobras International Finance, 5.875%, 3/1/18	1,850	2,138
Petroleos Mexicanos, 4.875%, 3/15/15 (2)	400	430
Petroleos Mexicanos, 5.50%, 6/27/44	400	437
Petroleos Mexicanos, 6.00%, 3/5/20	1,350	1,620
Swedish Export Credit, 1.75%, 10/20/15	500	514
Swedish Export Credit, 5.125%, 3/1/17	200	233
		8,844
Sovereign 0.9%		
Government of Bermuda, 4.138%, 1/3/23 (1)	660	709
Government of Bermuda, 5.603%, 7/20/20 (1)	300	355
Government of Canada, 0.875%, 2/14/17	565	570
Republic of Brazil, 5.625%, 1/7/41	150	193
Republic of Brazil, 5.875%, 1/15/19	2,200	2,728
Republic of Chile, 5.50%, 1/15/13	80	81
Republic of South Africa, 5.50%, 3/9/20	300	352
Republic of South Africa, 6.50%, 6/2/14	100	109
United Mexican States, 5.95%, 3/19/19	1,500	1,860
United Mexican States, 6.375%, 1/16/13	100	101
United Mexican States, 8.00%, 9/24/22	300	438
United Mexican States, 11.375%, 9/15/16	100	139
		7,635

Supranational 1.0%		
Asian Development Bank, 2.625%, 2/9/15	1,000	1,047
European Investment Bank, 2.875%, 3/15/13	250	252
European Investment Bank, 3.125%, 6/4/14	550	572
European Investment Bank, 4.625%, 5/15/14	1,050	1,115
European Investment Bank, 5.125%, 9/13/16	400	465
Inter-American Development Bank, 1.75%, 8/24/18	1,200	1,252
International Bank for Reconstruction & Development 0.50%, 11/26/13	675	676
International Bank for Reconstruction & Development 1.00%, 9/15/16	1,400	1,415
International Bank for Reconstruction & Development 3.625%, 5/21/13	250	254
International Finance, 2.25%, 4/11/16	1,000	1,057
International Finance, 3.00%, 4/22/14	250	259
		8,364
Total Foreign Government Obligations & Municipalities (Cost $36,880)		39,609
MUNICIPAL SECURITIES 2.3%		
California 0.3%		
California, Build America, 7.625%, 3/1/40	650	913
Los Angeles Airport, Build America, 7.053%, 5/15/40	700	942
San Diego County Water Auth., Build America, 6.138%, 5/1/49	275	364
Univ. of California Regents, Build America, 5.77%, 5/15/43	470	580
		2,799
District of Columbia 0.2%		
District of Columbia, Build America, 5.591%, 12/1/34	1,350	1,689
		1,689

Illinois 0.3%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	1,350	1,761
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	295	381
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	460	604
		2,746
Maryland 0.0%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	250	336
		336
New Jersey 0.2%		
New Jersey Turnpike Auth., Build America, 7.414%, 1/1/40	1,000	1,477
		1,477
New York 0.5%		
Dormitory Auth. of the State of New York, Personal Income Tax Build America 5.628%, 3/15/39	700	865
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	500	596
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	145	218
New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	1,165	1,615
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	700	885
		4,179
Oregon 0.0%		
Oregon DOT, Build America, 5.834%, 11/15/34	250	328
		328
Texas 0.2%		
Texas, Build America, 5.517%, 4/1/39	700	917

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended October 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended October 31, 2012, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2012, the value of loaned securities was $1,515,000; the value of cash collateral investments was $1,556,000.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of October 31, 2012, securities valued at $104,000 had been posted by the fund to counterparties for covered OTC instruments. As of October 31, 2012, no collateral was pledged by counterparties to the fund for covered OTC instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $71,172,000 and $148,467,000, respectively, for the year ended October 31, 2012. Purchases and sales of U.S. government securities aggregated $1,258,738,000 and $1,517,919,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized for tax purposes as follows:

At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2012, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $4,208,000 from short-term capital gain,

  $5,965,000 from long-term capital gains, subject to the 15% rate gains category.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2000	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
138]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[138]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2000	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Bond Enhanced
Index Fund	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter D. Leiser, Jr. (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008)

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Brian M. Ropp, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Zhen Xia (1987)	Assistant Vice President, T. Rowe Price; for-
Vice President	merly student, Princeton University (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012